UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
              -----------------------------------------------------
                 (State or other jurisdiction of incorporation)



            000-27241                                     94-3226488
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           (Commission                                  (IRS Employer
          File Number)                               Identification No.)


     777 Mariners Island Boulevard, San Mateo, California             94404
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         (Address of principal executive offices)                  (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.


         On April 3, 2006, Keynote Systems, Inc. (the "Company") issued a press release announcing its preliminary results for the fiscal quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.01 to this Current Report. This Current Report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filings, unless expressly set forth by specific reference to this filing.


Item 9.01    Financial Statements and Exhibits.

     (d) Exhibits.


         Exhibit No.        Exhibit Title
         -----------        -------------

            99.1 Press Release, dated April 3, 2006, issued by Keynote Systems, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              KEYNOTE SYSTEMS, INC.



Date:  April 3, 2006          By:    /s/ Andrew Hamer
                                     ------------------------------------------
                                     Andrew Hamer
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX




     Exhibit No.               Exhibit Title
     -----------               -------------

         99.1                  Press Release, dated April 3, 2006, issued by
                               Keynote Systems, Inc.